UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 18, 2021

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093
(Address of principal executive offices, including zip code)

(214) 432-8002

(Registrant’s telephone number, including area code)

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sixth Amendment to Arrangement Agreement

As previously disclosed in the current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 14, 2020, on that date, Torchlight Energy Resources, Inc. (“Torchlight”) and its newly formed subsidiaries, Metamaterial Exchangeco Inc. (formerly named 2798832 Ontario Inc., “Canco”) and 2798831 Ontario Inc. (“Callco”), both Ontario corporations, entered into an Arrangement Agreement (the “Arrangement Agreement”) with Metamaterial Inc., an Ontario corporation headquartered in Nova Scotia, Canada (“Metamaterial” and, together with Torchlight, Callco and Canco, the “Parties”), to acquire all of the outstanding common shares of Metamaterial by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (Ontario), on and subject to the terms and conditions of the Arrangement Agreement. On February 3, 2021, the Parties agreed to amend the Arrangement Agreement as disclosed on the Form 8-K filed by Torchlight with the SEC on February 3, 2021, on March 11, 2021, the Parties agreed to further amend the Arrangement Agreement pursuant to a Second Amendment to Arrangement Agreement as disclosed on the Form 8-K filed by Torchlight with the SEC on March 15, 2021, on March 31, 2021, the Parties agreed to further amend the Arrangement Agreement pursuant to a Third Amendment to Arrangement Agreement as disclosed on the Form 8-K filed by Torchlight with the SEC on April 1, 2021, on April 15, 2021, the Parties agreed to further amend the Arrangement Agreement pursuant to a Fourth Amendment to Arrangement Agreement as disclosed on the Form 8-K filed by Torchlight with the SEC on April 15, 2021, and on May 2, 2021, the Parties agreed to further amend the Arrangement Agreement pursuant to a Fifth Amendment to Arrangement Agreement as disclosed on the Form 8-K filed by Torchlight with the SEC on May 4, 2021.

On June 18, 2021, the Parties agreed to further amend the Arrangement Agreement pursuant to a Sixth Amendment to Arrangement Agreement, dated June 18, 2021 (the “Sixth Amendment”). The Sixth Amendment amends the Arrangement Agreement to extend the Outside Date, as such term is defined in the Arrangement Agreement, to June 30, 2021.

The description of the Sixth Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amendment which is attached to this current report as Exhibit 2.1 and incorporated by reference herein.

Amended and Restated Sales Agreement

On June 21, 2021, Torchlight entered into an Amended and Restated Sales Agreement (the “A&R Sales Agreement”) with Roth Capital Partners, LLC (the “Agent”) to increase the aggregate offering price of shares of Torchlight’s common stock, par value $0.001 per share (“Common Stock”) that Torchlight may issue and sell through its “at-the-market” equity offering program with the Agent, from time to time at its sole discretion, from $100,000,000 to up to $250,000,000 (the “Shares”). The A&R Sales Agreement amends and restates the Sales Agreement, dated June 16, 2021, by and between Torchlight and the Agent.

Subject to the terms and conditions of the A&R Sales Agreement, the Agent will use its commercially reasonable efforts to sell the Shares from time to time, based upon Torchlight’s instructions. Torchlight has no obligation to sell any of the Shares, and may, at any time, suspend the sale of the Shares under the A&R Sales Agreement upon proper notice to the other party. The A&R Sales Agreement will terminate upon the issuance and sale of all of the Shares through or to the Agent, unless earlier terminated in accordance with its terms.

Torchlight has provided the Agent with customary indemnification rights, and the Agent will be entitled to an aggregate fixed commission of 3.0% of the gross proceeds from Shares sold through the Agent under the A&R Sales Agreement.

Sales of the Shares under the A&R Sales Agreement will be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including on The Nasdaq Capital Market, at market prices or as otherwise agreed to with the Agent.

The foregoing description of the A&R Sales Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The A&R Sales Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Torchlight or its subsidiaries and affiliates. The A&R Sales Agreement contains representations and warranties by Torchlight made solely for the benefit of the Agent. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the A&R Sales Agreement. Moreover, certain representations and warranties in the A&R Sales Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between Torchlight and the Agent, rather than establishing matters as facts. Accordingly, the representations and warranties in the A&R Sales Agreement should not be relied on by any persons as characterizations of the actual state of facts about Torchlight at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the A&R Sales Agreement, which subsequent information may or may not be fully reflected in Torchlight’s public disclosures.

The Shares have been registered under the Securities Act pursuant to the Registration Statement on Form S-3 (No. 333-256632) filed by Torchlight with the Securities and Exchange Commission (the “SEC”) on May 28, 2021, and declared effective on June 14, 2021 (the “Registration Statement”). A base prospectus relating to certain securities of Torchlight, including the Shares, was included with the Registration Statement. Torchlight filed a prospectus supplement with the SEC relating to the offering of $100 million of the Shares on June 16, 2021 and an additional prospectus supplement with the SEC relating to the offering of $150 million of the Shares on June 21, 2021.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction.

Item 8.01	Other Events

On June 21, 2021, Torchlight issued a press release regarding the Sixth Amendment and the payment date for the previously announced dividend of Torchlight’s Series A Non-Voting Preferred Stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statement

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with the closing of the Arrangement, Torchlight’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the Arrangement, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Torchlight’s 2020 Annual Report on Form 10-K, filed on March 18, 2021, in our first quarter 2021 report on Form 10-Q filed on May 14, 2021 and other reports filed from time to time with the SEC. Torchlight urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Torchlight disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
2.1	Amendment to Arrangement Agreement dated June 18, 2021
5.1	Legal Opinion of Ballard Spahr LLP
10.1	Amended and Restated Sales Agreement, dated as of June 21, 2021, by and between Torchlight Energy Resources, Inc. and Roth Capital Partners, LLC
23.1	Consent of Ballard Spahr LLP (incorporated in Exhibit 5.1)
99.1	Press Release dated June 21, 2021
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: June 21, 2021	By:	/s/ John A. Brda
John A. Brda President